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                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.   20549




                               FORM 8-K



                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  May 12, 2005




                              Versar Inc.
____________________________________________________________________
        (Exact Name of Registrant as Specified in its Charter)



       Delaware                 1-9309                54-0852979
       ________                 ______                __________
    (State or Other        (Commission File          (IRS Employer
     Jurisdiction)              Number)           Identification No.)



            6850 Versar Center, Springfield, Virginia 22151
            _______________________________________________
               (Address of Principal Executive Offices)



                            (703) 750-3000
                            ______________
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
                            ______________
     (Former Name or Former Address, if Changed Since Last Report)



____________________________________________________________________


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Item 2.02.  Results of Operations and Financial Condition

      In accordance with SEC Release No. 33-8255, the following information is furnished.

     On May 12, 2005, Versar, Inc. announced via press release the Company's results for its third quarter ended April 1, 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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                              SIGNATURES





    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 VERSAR, INC.




                                    /S/ Lawrence W. Sinnott
    Date:  May 12, 2005          By____________________________
                                      Lawrence W. Sinnott
                                      Senior Vice President, Chief
                                      Financial Officer and Treasurer
                                      (Principal Financial Officer)


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